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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 17, 2005

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE               0-14450                   22-1916107
     (Jurisdiction of    (Commission File Number)      (I.R.S. Employer
      Incorporation)                                 Identification Number)

             125 Phillips Avenue, South Hackensack, New Jersey 07606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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ITEM 8.01 OTHER EVENTS.

On February 17, 2005, the Registrant issued a press release announcing that it that it is commencing an offer to purchase for cash all of its outstanding $200 million aggregate principal amount of 9.875% Senior Subordinated Notes due 2007 and soliciting consents to eliminate substantially all of the restrictive covenants and certain default provisions in the indenture governing the Notes. A copy of this press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired - None

(b)     Pro Forma Financial Information - None

(c)     Exhibits:

Exhibit No.                Description
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   99.1       Press Release dated February 17, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AEP INDUSTRIES INC.

February 17, 2005                        By:  /s/  Paul M. Feeney
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                                              Paul M. Feeney
                                              Executive Vice President and Chief
                                              Financial Officer

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